UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Griffin Institutional Access Credit Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Registrant's telephone number, including area code: 310.469.6100

Date of fiscal year end: December 31

Date of reporting period: January 1 - June 30, 2018

Item 1. Reports to Stockholders.

GRIFFIN CAPITAL
guardians of wealth

Griffin Institutional Access® Credit Fund

Semi-Annual Report

JUNE 30, 2018

Table of Contents

Shareholder Letter	1
Portfolio Update	7
Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	29
Additional Information	41

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	1
SEMI-ANNUAL REPORT 2018

Dear Fellow Shareholders,

We are pleased to present the semi-annual report for Griffin Institutional Access® Credit Fund (the “Fund”). We appreciate the support of our shareholders as well as our broker-dealer partners and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with low volatility and low correlation1 to the broader markets.

The Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP— has continued to construct a well-diversified portfolio consisting primarily of floating rate, senior secured bank loans. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine the optimal mix of securities across global markets with the potential to deliver the best risk-adjusted returns for investors During the first half of 2018, the Fund was granted exemptive relief which has allowed shareholders to gain exposure to the full breadth and expertise of the Bain Capital Credit Platform, including direct origination opportunities, as well as senior direct lending and non-performing loan (NPL) investments sourced from financial institutions in Europe.

Since its inception on April 3, 2017, the Fund delivered a total cumulative return of 5.95%, outperforming the S&P/ LSTA Leveraged Loan Index2 by 84 basis points.3 As of June 30, 2018, the Fund was diversified across 295 individual securities and 32 industries.4

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND HOLDINGS

(Based on market value of invested assets as of June 30, 2018)

Floating Rate Assets[4]: 66.97%	Fixed Rate Assets[4]: 33.03%

Sector Analysis[4]	Asset Type[4]

2	GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
SEMI-ANNUAL REPORT 2018

Investment Performance

Performance in the first half of 2018 was driven primarily by exposure to first and second lien loans and, to a lesser extent, collateralized loan obligation (CLO) debt and equity. High-yield bonds detracted from year-to-date performance as the sector experienced heightened price volatility. From an industry standpoint, four industries contributed the majority of the Fund’s returns: Healthcare; Airlines, Aerospace & Defense; Software/Entertainment Services; and Metals & Mining. In addition, several company specific events within these industries occurred in the first half of the year that benefited the portfolio.

In terms of positioning, we continue to favor bank loans over high-yield bonds due to our desire to be senior in the capital structure and maintain a floating-rate exposure. That being said, we were able to allocate to some attractive opportunities in the bond space due to selling pressure that occurred in the period. During the first half of the year, we began building a bar-belled CLO position – buying CLO equity and AAA-rated tranches, while limiting exposure to mezzanine tranches. Together, we believe floating-rate AAA CLO debt and CLO equity combine to create an attractive low-duration, high-yield asset blend with positive convexity, which compares favorably to high-yield bonds today.

On the private side, we were able to invest in several senior direct deals during the first half of the year. Due to the illiquidity of direct loans, we tend to be patient when allocating to the asset class. Fortunately, Bain Capital Credit’s broad platform and deep sourcing networks can allow the Fund to assess a plethora of opportunities across asset type, industry, and geography. We will continue to approach this market with caution, looking for opportunities that still yield premium over liquid markets and are accretive to the portfolio on a risk-adjusted basis.

Outside of the traditional credit asset classes, Bain Capital Credit, LP as a firm continues to focus on European non-performing loans (NPLs) given the size of the opportunity, high barriers to entry, and the attractive return potential. Within NPLs, assuming certain conditions are met, we intend to target portfolios of loans backed by hard collateral (e.g. real estate, small-to-medium sized enterprises, etc.) in an effort to minimize our downside and drive value. We continue to develop our pipeline for NPL investments and we expect the NPL exposure in the Fund to increase gradually in the coming quarters.

Market Overview and Outlook

Market volatility returned in earnest in the first half of 2018, caused by investor angst over inflation fears, a hawkish Federal Reserve, and intensifying global trade talks. In June, the Fed raised rates for the second time in 2018 and alluded to another two hikes before year end.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	3
SEMI-ANNUAL REPORT 2018

Though the 10-year Treasury did increase above 3% in April for the first time since 2014, its yield settled in at 2.85% at the end of June. Ultimately, the Treasury yield curve flattened during the first six months of the year5 – typically a bearish signal. Despite the volatility, risky assets eked out positive returns. Prices in both high-yield bonds and bank loans declined, but both asset classes earned positive, coupon-driven returns in the first half of 2018. Higher-quality, longer-duration credits (e.g. BB-rated high-yield bonds) sold off due to interest rate volatility and continued outflows from the high-yield asset class. Bank loan prices fell modestly as spreads widened ahead of a busy issuance calendar in the second half of 2018. Robust CLO formation and refinancings continued to provide a strong bid for bank loans as CLO managers looked to take advantage of tight liability spreads. Despite the volatility, default rates remain low. Trailing twelve-month default rates for both loans and bonds declined to approximately 2.0% at the end of June, including a rather large default in iHeartCommunications, Inc. in February 2018.6

We are one more quarter into what is now a nine-year economic expansion, just one year shy of the longest in U.S. history. Broadly, we feel good about market fundamentals and the macro backdrop, but expect volatility will reappear at some point in 2018. In addition, credit valuations remain near historical peaks in most markets. Another market trend we are watching closely is the continued degradation of loan documentation and creditor rights. Collateral leakage, pro-forma add-backs, and other debtor- or sponsor-friendly activities are clear late-cycle indicators. While it is difficult to avoid these situations entirely, Bain Capital Credit’s large industry research team works to dissect and interpret covenant language, collateral packages, and sponsor tendencies, all of which are extremely important in today’s market. For these reasons, we are positioned conservatively today and are selectively rotating into what we believe are attractive opportunities as they arise.

We are pleased with the development of the portfolio and our performance year-to date. We believe that our ability to actively manage across credit sectors and markets will allow us to provide value to our shareholders in the form of strong risk-adjusted returns. The portfolio management team continues to leverage the breadth of Bain Capital Credit’s global platform to uncover investment opportunities in line with the stated investment objective of the Fund.

Thank you for your investment in and support of Griffin Institutional Access Credit Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President

Griffin Capital Asset Management Company, LLC

Griffin Institutional Access Credit Fund (the “Fund”) is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

4	GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
SEMI-ANNUAL REPORT 2018

Industry Diversification4, 7

Geography4

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND	5
SEMI-ANNUAL REPORT 2018

FUND SUB-ADVISER (UNAUDITED)

BCSF Advisors, LP Griffin Institutional Access Credit Fund is sub-advised by BCSF Advisors, LP, an SEC-registered investment adviser and affiliate of Bain Capital Credit, LP.

Bain Capital Credit, LP provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. Bain Capital Credit was formed in 1998 as the credit investing arm of Bain Capital, one of the world’s premier alternative investment firms, with approximately $95 billion in assets under management.8 Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Madrid, Hong Kong, Guangzhou, Mumbai, Melbourne and Sydney, Bain Capital Credit has a global footprint with approximately $39.5 billion9 in assets under management.

END NOTES

1.	Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

2.	The S&P/LSTA Leveraged Loan Index is a daily total return index that uses mark-to-market pricing to calculate market value change. The LSTA tracks, on a real-time basis, the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

3.	One basis point is equal to 1/100th of 1%, or 0.01%.

4.	Based on market value of invested assets as of June 30, 2018. Holdings are subject to change without notice.

5.	Source: Bloomberg.

6.	Source: JP Morgan Default Monitor as of June 30, 2018.

7.	Based on Moody’s 35 Industry Categories (“Moody’s 35”).

8.	Firm-level AUM for Bain Capital is estimated and is presented as of March 31, 2018.

9.	AUM estimated as of July 1, 2018. Bain Capital Credit’s assets under management includes its subsidiaries and credit vehicles managed by its AIFM affiliate.

DISCLOSURES (UNAUDITED)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal value of Griffin Institutional Access Credit Fund (the “Fund”) will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688. Performance reflects management fees and other expenses. Performance uses the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended at this time that the shares will be listed on a public exchange. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares at NAV, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage.

Diversification does not assure a profit or protect against loss in a declining market.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

This semi-annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in our prospectus, annual report and semi-annual report filed with the Securities and Exchange Commission (the “SEC”). This is neither an offer nor a solicitation to purchase securities.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Distribution Policy Risk

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

Griffin Institutional Access Credit Fund	Portfolio Update

June 30, 2018 (Unaudited)

Performance (for the period ended June 30, 2018)

	6 Month	1 Year	Since Inception	Inception	Total Expense Ratio
Griffin Institutional Access Credit Fund - A - Without Load	1.49%	4.65%	4.76%	4/3/17	2.60%
Griffin Institutional Access Credit Fund - A - With Load*	-4.33%	-1.36%	-0.14%	4/3/17
Griffin Institutional Access Credit Fund - C - Without Load	1.49%	4.65%	4.75%	4/3/17	3.35%
Griffin Institutional Access Credit Fund - C - With Load**	0.51%	3.66%	3.95%	4/3/17
Griffin Institutional Access Credit Fund - I - NAV	1.50%	4.66%	4.77%	4/3/17	2.35%
Griffin Institutional Access Credit Fund - L - Without Load	1.48%	N/A	3.35%	9/5/17	2.85%
Griffin Institutional Access Credit Fund - L - With Load***	-2.82%	N/A	-1.05%	9/5/17
Griffin Institutional Access Credit Fund - F - NAV	1.52%	N/A	2.95%	9/25/17	1.85%
S&P/LSTA Leveraged Loan Index	2.16%	N/A	3.36%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.

**	Adjusted for contingent deferred sales charge of 1.00%.

***	Adjusted for initial maximum sales charge of 4.25%

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class F shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60%, 3.35%, 2.35%, 2.85 and 1.85% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class L and Class F, respectively. The Expense Limitation Agreement will remain in effect at least until August 31, 2019, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 5.15%, 6.25%, 5.62%, 4.17% and 3.27% for Class A, Class C, Class I, Class L and Class F, respectively per the Fund’s most recent prospectus. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Adviser to bear all of the Fund’s operating expenses, the performance of the Fund would have been reduced. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

Semi-Annual Report | June 30, 2018	7

Griffin Institutional Access Credit Fund	Portfolio Update

June 30, 2018 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2018)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Industry Diversification (as a % of Net Assets)

Telecommunications	11.47%
Unassigned	8.28%
Services: Business	7.60%
Energy: Oil & Gas	6.41%
Aerospace & Defense	6.04%
High Tech Industries	5.99%
Containers, Packaging, & Glass	4.98%
Capital Equipment	3.83%
FIRE: Insurance	3.74%
Healthcare & Pharmaceuticals	3.45%
Hotel, Gaming, & Leisure	3.00%
Media: Diversified & Production	2.92%
Media: Broadcasting & Subscription	2.71%
Services: Consumer	2.15%
Consumer goods: non-durable	1.96%
Beverage, Food, & Tobacco	1.77%
FIRE: Finance	1.67%
Transportation: Cargo	1.63%
Metals & Mining	1.59%
Retail	1.57%
Transportation: Consumer	1.43%
Consumer goods: durable	1.42%
Construction & Building	1.37%
Wholesale	1.27%
Automotive	1.12%
FIRE: Real Estate	0.54%
Media: Advertising, Printing & Publishing	0.51%
Banking	0.38%
Chemicals, Plastics, & Rubber	0.30%
Environmental Industries	0.21%
Energy: Electricity	0.11%
Utilities: Oil & Gas	0.10%
Cash, Cash Equivalents, & Other Net Assets	8.48%
TOTAL	100.00%

Portfolio Composition (as a % of Net Assets)

Bank Loans	54.47%
Corporate Bonds	28.56%
Collateralized Loan Obligations	8.28%
Common Stocks	0.20%
Warrants	0.01%
Other Assets in Excess of Liabilities	8.48%
TOTALS	100.00%

8	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (54.47%)(a)

1011778 B.C. Unlimited Liability Company, First Lien Term B-3 Loan	USD	1M US L + 2.25%	02/16/24	95,939	$95,533
Accudyne Industries Borrower S.C.A. / Accudyne Industries LLC, First Lien Initial Term Loan	USD	1M US L + 3.25%	08/18/24	155,562	155,546
Acosta, Inc., First Lien Tranche B-1 Loan	USD	1M US L + 3.25%	09/26/21	106,574	81,890
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	07/23/21	371,144	353,283
A-L Parent LLC, First Lien Initial Term Loan(b)	USD	1M US L + 3.25%	12/01/23	400,952	402,456
Albertson's Companies LLC, First Lien Last Out Term Loan(b)	USD	L + 3.00%	06/01/23	433,928	431,909
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan	USD	1M US L + 3.00%	05/09/25	559,141	556,313
Ancestry.com Operations, Inc., First Lien Term Loan	USD	1M US L + 3.25%	10/19/23	782,378	782,051
AqGen Ascensus, Inc., Delayed Draw Term Loan	USD	3M US L + 3.50%	12/05/22	240,667	239,463
AqGen Ascensus, Inc., First Lien Incremental Delayed Draw Term Loan(c)	USD	3M US L + 3.50%	12/05/22	247,704	248,013
AqGen Ascensus, Inc., First Lien Initial Incremental Term Loan	USD	1M US L + 3.50%	12/05/22	411,808	412,322
Aristocrat Leisure, Ltd., First Lien Term B-3 Loan	USD	3M US L + 1.75%	10/19/24	169,787	168,970
Ascena Retail Group, Inc., First Lien Tranche B Term Loan	USD	1M US L + 4.50%	08/21/22	287,544	257,640
Ascend Performance Materials Operations LLC, First Lien Term B Loan	USD	3M US L + 5.25%	08/12/22	226,442	227,857
ASP MCS Acquisition Corp., First Lien Initial Term Loan	USD	3M US L + 4.75%	05/20/24	424,482	419,176
Asurion LLC, First Lien Amendment No. 14 Replacement B-4 Term Loan	USD	1M US L + 2.75%	08/04/22	480,533	480,292
Asurion LLC, First Lien Replacement B-6 Term Loan	USD	1M US L + 2.75%	11/03/23	198,750	198,770
Asurion LLC, Second Lien Replacement B-2 Term Loan	USD	1M US L + 6.00%	08/04/25	1,085,308	1,097,010
Autodata, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	12/13/24	498,750	497,503
Autodata, Inc., Second Lien Initial Term Loan	USD	1M US L + 7.25%	12/12/25	190,967	193,474
AVSC Holding Corp., First Lien Initial Term Loan	USD	1M US L + 3.25%	03/03/25	96,838	95,990
Baring Private Equity Asia VI Holding, Ltd., First Lien Initial Dollar Term Loan	USD	1M US L + 3.00%	10/26/22	85,603	85,496
BCP Renaissance Parent LLC, First Lien Initial Term Loan	USD	3M US L + 3.50%	10/31/24	87,088	87,160
BioClinica Holding I LP, First Lien Initial Term Loan	USD	3M US L + 4.25%	10/20/23	504,908	482,187
BlackBrush Oil & Gas LP, First Lien Closing Date Loan	USD	3M US L + 8.00%	02/09/24	2,151,724	2,119,449
BWay Holding Company, First Lien Initial Term Loan	USD	3M US L + 3.25%	04/03/24	780,017	781,723
Caelus Energy Alaska O3 LLC, Second Lien Loan	USD	3M US L + 7.50%	04/15/20	53,937	50,342
Camelot U.S. Acquisition 1 Co., First Lien New Term Loan	USD	1M US L + 3.25%	10/03/23	249,372	249,112
CB Poly Investments LLC, First Lien Closing Date Term Loan	USD	1M US L + 3.75%	08/16/23	1,049,551	1,060,047
CenturyLink, Inc., First Lien Initial Term B Loan	USD	1M US L + 2.75%	01/31/25	723,868	710,165
Checkout Holding Corp., First Lien Term B Loan	USD	1M US L + 3.50%	04/09/21	500,000	317,000
CMI Marketing, Inc., First Lien Revolving Credit Loan(c)(d)	USD	3M US L + 5.00%	05/24/23	120,000	118,800
CMI Marketing, Inc., First Lien Term Loan(d)	USD	3M US L + 5.00%	05/24/24	880,000	871,200
Comet Bidco, Ltd., First Lien Facility B Loan	GBP	1M GBP L + 5.25%	09/30/24	469,565	607,831
Comet Bidco, Ltd., First Lien Facility B2 Loan	USD	3M US L + 5.00%	09/30/24	364,375	353,142
Commercial Barge Line Company, First Lien Initial Term Loan(b)	USD	1M US L + 8.75%	11/12/20	627,237	439,153
Commercial Vehicle Group, Inc., First Lien Initial Term Loan	USD	1M US L + 6.00%	04/12/23	243,750	245,578

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	9

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications Sales & Leasing, Inc., First Lien Shortfall Term Loan	USD	1M US L + 3.00%	10/24/22	294,840	$282,492
Compass Bidco B.V., First Lien Facility B2 Loan(b)	EUR	EUR L + 4.50%	05/09/25	671,493	780,249
Compass Power Generation LLC, First Lien Term Loan	USD	1M US L + 3.75%	12/20/24	146,171	147,216
Concentra, Inc., First Lien Tranche B-1 Term Loan	USD	1M US L + 2.75%	06/01/22	150,567	150,818
Concentra, Inc., Second Lien Initial Term Loan	USD	1M US L + 6.50%	06/01/23	953,029	967,325
CPG International LLC, First Lien New Term Loan(b)	USD	3M US L + 3.75%	05/05/24	581,891	582,982
CVS Holdings I LP, Second Lien Initial Term Loan	USD	1M US L + 6.75%	02/06/26	112,634	112,423
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan	USD	3M US L + 7.25%	05/01/25	500,000	496,625
DAE Aviation Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 3.75%	07/07/22	654,565	656,856
Deck Chassis Acquisition, Inc., Second Lien Initial Term Loan	USD	1M US L + 6.00%	06/15/23	374,252	378,462
Deep Gulf Energy II LLC, 2018 Term Loan(b)(d)(e)	USD	3M US L + 16.10%	09/30/19	106,517	102,256
DXP Enterprises, Inc., First Lien Term Loan(b)	USD	L + 4.75%	08/29/23	53,321	53,654
Emerald Expositions Holding, Inc., First Lien Initial Term Loan	USD	1M US L + 2.75%	05/22/24	479,699	479,100
Epicor Software Corp., First Lien Term B Loan	USD	1M US L + 3.25%	06/01/22	206,611	206,482
EXC Holdings III Corp., First Lien Initial Euro Term Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	12/02/24	22,711	26,555
EXC Holdings III Corp., First Lien Initial USD Term Loan	USD	3M US L + 3.50%	12/02/24	157,298	159,068
EXC Holdings III Corp., Second Lien Initial Term Loan	USD	6M US L + 7.50%	12/01/25	143,183	146,583
Exclusive Bidco, First Lien Term Loan(b)	EUR	EUR L + 4.00%	06/06/25	303,237	350,800
Eyemart Express LLC, First Lien Term Loan	USD	1M US L + 3.00%	08/04/24	249,372	250,853
EZE Software Group LLC, First Lien Term B-2 Loan	USD	1M US L + 3.00%	04/06/20	494,827	497,095
Filtration Group Corp., First Lien Initial Euro Term Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	03/29/25	239,293	279,447
Financière Dry Mix Solutions S.A.S., First Lien Facility B Loan	EUR	3M EUR L + 3.50%, 0.00% Floor	03/15/24	199,319	232,219
First Data Corp., First Lien 2024A New Dollar Term Loan	USD	1M US L + 2.00%	04/26/24	500,000	497,688
Flex Acquisition Company, Inc., First Lien Initial Term Loan(b)	USD	3M US L + 3.00%	12/29/23	627,241	626,177
Frontier Communications Corp., First Lien Term B-1 Loan(b)	USD	1M US L + 3.75%	06/15/24	714,865	711,961
Gamma Infrastructure III B.V., First Lien Facility B Loan	EUR	6M EUR L + 3.50%, 0.00% Floor	01/09/25	186,957	218,329
Genworth Holdings, Inc., First Lien Initial Loan	USD	1M US L + 4.50%	03/07/23	49,686	50,742
Getty Images, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	10/18/19	715,337	692,791
GTT Communications B.V., First Lien Closing Date EMEA Term Loan	EUR	3M EUR L + 3.25%, 0.00% Floor	05/31/25	425,353	493,468
Hargray Communications Group, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	05/16/24	247,500	247,191
H-Food Holdings LLC, First Lien Initial Term Loan	USD	1M US L + 3.00%	05/23/25	491,581	487,996
Horizon Telcom, Inc. Delay Draw Term Loan(c)(d)	USD	L + 4.50%	06/15/23	86,897	85,810
Horizon Telcom, Inc. First Lien Term Loan(d)	USD	L + 4.50%	06/15/23	695,172	686,483
Horizon Telcom, Inc. Revolver(c)(d)	USD	L + 4.50%	06/15/23	57,931	57,207
Hub International, Ltd., First Lien Initial Term Loan	USD	3M US L + 3.00%	04/25/25	687,712	684,105
Intelsat Jackson Holdings S.A., First Lien Tranche B-4 Term Loan	USD	1M US L + 4.50%	01/02/24	177,721	185,496
Intelsat Jackson Holdings S.A., First Lien Tranche B-5 Term Loan	USD	6M US L + 6.63%	01/02/24	289,875	299,876
IRB Holding Corp., First Lien Term B Loan	USD	1M US L + 3.25%	02/05/25	296,866	297,682
Jaguar Holding Company I LLC, First Lien 2018 Term Loan	USD	1M US L + 2.50%	08/18/22	985,989	981,264
Jazz Acquisition, Inc., First Lien Term Loan	USD	3M US L + 3.50%	06/19/21	1,295,102	1,270,819

See Notes to Financial Statements.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
KBR, Inc., First Lien Term B Loan	USD	1M US L + 3.75%	04/25/25	750,000	$752,344
Keane Group Holdings LLC, First Lien Initial Term Loan	USD	1M US L + 3.75%	05/25/25	162,267	162,876
KeyW Corp., First Lien Initial Term Loan	USD	1M US L + 4.50%	05/08/24	783,034	788,907
KeyW Corp., Second Lien Term Loan Loan	USD	1M US L + 8.75%	05/08/25	500,000	502,500
K-Mac Holdings Corp., Second Lien Initial Term Loan	USD	1M US L + 6.75%	03/16/26	93,023	93,372
Kronos Acquisition Intermediate, Inc., First Lien Initial Loan	USD	1M US L + 4.00%	05/15/23	983,049	980,386
Kronos, Inc., First Lien Incremental Term Loan	USD	3M US L + 3.00%	11/01/23	825,880	825,786
Lakeland Tours LLC, Delayed Draw Term Loan	USD	3M US L + 4.00%	12/16/24	9,330	9,446
Lakeland Tours LLC, First Lien Initial Term Loan	USD	3M US L + 4.00%	12/16/24	112,984	114,396
LOGIX Holding Company LLC, First Lien Initial Term Loan	USD	1M US L + 5.75%	12/22/24	343,800	345,949
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan	USD	3M US L + 3.25%	12/15/23	960,458	962,059
Masergy Holdings, Inc., Second Lien Initial Loan	USD	3M US L + 7.50%	12/16/24	462,778	465,477
Mavenir Systems, Inc., First Lien Initial Term Loan	USD	1M US L + 6.00%	05/08/25	244,243	243,327
Mavis Tire Express Services Corp., First Lien Closing Date Term Loan	USD	1M US L + 3.25%	03/20/25	214,940	214,134
Mavis Tire Express Services Corp., First Lien Delayed Draw Term Loan, Tranche 1(c)	USD	3M US L + 1.00%	03/20/25	32,594	32,472
Mavis Tire Express Services Corp., First Lien Delayed Draw Term Loan, Tranche 2	USD	1M US L + 3.25%	03/20/25	1,897	1,890
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan	USD	1M US L + 3.75%	09/13/24	652,882	653,562
MH Sub I LLC, Second Lien Amendment No. 2 Initial Term Loan	USD	1M US L + 7.50%	09/15/25	491,828	495,516
Microchip Technology, Inc., First Lien Initial Term Loan	USD	1M US L + 2.00%	05/29/25	338,664	339,511
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan(b)	USD	L + 2.75%	08/18/21	315,362	303,536
Moran Foods LLC, First Lien Term Loan	USD	1M US L + 6.00%	12/05/23	149,266	117,920
MRO Holdings, Inc., First Lien Initial Term Loan	USD	3M US L + 5.25%	10/25/23	724,585	730,020
Murray Energy Corp.	USD	3M US L + 7.25%	04/16/20	1,332,571	1,262,611
National CineMedia LLC, First Lien Initial Term Loan(b)	USD	L + 3.00%	06/20/25	70,940	71,029
National Vision, Inc., First Lien New Term Loan	USD	1M US L + 2.75%	11/20/24	699,998	699,998
Netsmart Technologies, Inc., First Lien Term C-1 Loan Retired 07/02/2018 Loan	USD	1M US L + 4.50%	04/19/23	280,667	281,895
New Milani Group LLC, First Lien Term Loan(d)	USD	3M US L + 4.25%	06/06/24	800,000	792,000
NPC International, Inc., Second Lien Initial Term Loan	USD	1M US L + 7.50%	04/18/25	250,000	253,750
OEConnection LLC, Second Lien Term Loan Loan	USD	1M US L + 8.00%	11/22/25	167,079	167,079
Optiv, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	02/01/24	89,362	87,268
Oxbow Carbon LLC, First Lien Tranche B Term Loan	USD	1M US L + 3.75%	01/04/23	49,584	50,142
Oxbow Carbon LLC, Second Lien Term Loan Loan	USD	1M US L + 7.50%	01/04/24	453,306	460,105
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan	USD	3M US L + 4.00%	06/30/23	674,676	678,892
Packaging Coordinators Midco, Inc., Second Lien Initial Term Loan	USD	3M US L + 8.75%	07/01/24	512,500	512,500
Paladin Brands Holding, Inc., First Lien Loan	USD	3M US L + 5.50%	08/15/22	785,927	790,839
Parexel International Corp., First Lien Initial Term Loan	USD	1M US L + 2.75%	09/27/24	732,801	729,748
Park Place Technologies LLC, Second Lien Initial Loan	USD	1M US L + 8.00%	03/29/26	276,817	277,509
Pearl Intermediate Parent LLC, First Lien Delayed Draw Term Loan, Tranche 1(b)	USD	3M US L + 2.75%	02/14/25	31,205	30,919
Pearl Intermediate Parent LLC, First Lien Delayed Draw Term Loan, Tranche 2(c)	USD	3M US L + 1.00%	02/14/25	17,111	16,954
Pearl Intermediate Parent LLC, First Lien Initial Term Loan(b)	USD	1M US L + 2.75%	02/14/25	164,275	162,496

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	11

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Petco Animal Supplies, Inc., First Lien Term Loan	USD	3M US L + 3.25%	01/26/23	72,020	$52,178
Pisces Midco, Inc., First Lien Initial Term Loan	USD	3M US L + 3.75%	04/12/25	278,847	278,934
Polycom, Inc., First Lien Initial Term Loan Retired 07/02/2018 Loan	USD	1M US L + 5.25%	09/27/23	427,878	428,680
Pre-Paid Legal Services, Inc., First Lien Initial Term Loan	USD	1M US L + 3.25%	05/01/25	88,323	88,958
Press Ganey Holdings, Inc., 2018 First Lien Replacement Term Loans Loan	USD	1M US L + 2.75%	10/23/23	549,540	548,739
Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing Term B-1 Loan	USD	1M US L + 2.75%	05/02/22	64,770	64,563
Project Alpha Intermediate Holding, Inc., First Lien Term Loan	USD	3M US L + 3.50%	04/26/24	219,483	218,523
Pulsant Acquisitions Ltd., Facility B Term Loan(d)	GBP	3M GBP L + 5.25%	05/18/23	710,227	927,950
Quest Software US Holdings, Inc., First Lien Initial Term Loan	USD	3M US L + 4.25%	05/16/25	432,753	432,572
Quidditch Acquisition, Inc., First Lien Term B Loan	USD	1M US L + 7.00%	03/21/25	410,874	414,983
Rackspace Hosting, Inc., First Lien Term B Loan	USD	3M US L + 3.00%	11/03/23	522,798	517,430
Research Now Group, Inc., First Lien Initial Term Loan	USD	3M US L + 5.50%	12/20/24	335,235	330,206
RP Crown Parent LLC, First Lien Initial Term Loan	USD	1M US L + 2.75%	10/12/23	267,810	266,918
Safe Fleet Holdings LLC, Second Lien Initial Term Loan	USD	1M US L + 6.75%	02/02/26	667,223	668,057
Sapphire Bidco B.V., First Lien Facility B Loan	EUR	3M EUR L + 3.25%, 0.00% Floor	05/05/25	90,073	103,741
Scientific Games International, Inc., First Lien Initial Term B-5 Loan, Tranche 1	USD	2M US L + 2.75%	08/14/24	150,009	149,616
Scientific Games International, Inc., First Lien Initial Term B-5 Loan, Tranche 2	USD	1M US L + 2.75%	08/14/24	35,672	35,578
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan	USD	1M US L + 2.75%	03/01/21	618,222	615,827
Sequa Mezzanine Holdings LLC, First Lien Initial Term Loan	USD	1M US L + 5.00%	11/28/21	757,682	759,812
Severin Acquisition LLC, First Lien Term Loan(b)	USD	L + 3.25%	06/12/25	135,990	135,426
SIG Combibloc Holdings S.C.A., First Lien Repriced Euro Term Loan	EUR	1M EUR L + 3.25%, 0.00% Floor	03/11/22	95,126	110,658
Silk Bidco AS, First Lien Facility B Loan	EUR	6M EUR L + 4.00%, 0.00% Floor	02/24/25	126,480	146,919
SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan	USD	1M US L + 3.00%	02/05/24	941,821	944,044
SonicWall US Holdings Inc., First Lien Initial Term Loan	USD	3M US L + 3.50%	05/16/25	141,628	141,274
Sophia LP, First Lien Term B Loan	USD	3M US L + 3.25%	09/30/22	979,258	978,951
SRS Distribution, Inc., First Lien Initial Term Loan	USD	3M US L + 3.25%	05/23/25	596,769	591,995
Sterling Midco Holdings, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	06/19/24	15,802	15,743
STG-Fairway Acquisitions, Inc., First Lien Term Loan	USD	1M US L + 5.25%	06/30/22	636,363	636,363
Syneos Health, Inc., First Lien Replacement Term B Loan	USD	1M US L + 2.00%	08/01/24	149,857	149,442
Syniverse Holdings, Inc., First Lien Tranche C Term Loan	USD	1M US L + 5.00%	03/09/23	73,792	73,838
Tacala Investment Corp., Second Lien Initial Term Loan	USD	1M US L + 7.00%	01/30/26	340,426	344,043
TDC A/S, First Lien Facility B1 Loan(b)	EUR	EUR L + 3.50%	06/11/25	1,042,126	1,205,334
Tecostar Holdings, Inc., First Lien 2017 Term Loan, Tranche 1	USD	1M US L + 3.50%	05/01/24	1,117,862	1,122,753
Tecostar Holdings, Inc., First Lien 2017 Term Loan, Tranche 2	USD	3M US L + 2.50%	05/01/24	5,779	5,804
Tempo Acquisition LLC, First Lien Initial Term Loan	USD	1M US L + 3.00%	05/01/24	593,275	591,976
Terminator Bidco AS, Facility B2 Term Loan(d)	USD	3M US L + 5.00%	05/22/22	1,000,000	977,500
Titan Acquisition, Ltd., First Lien Initial Term Loan	USD	1M US L + 3.00%	03/28/25	402,510	397,590
TMK Hawk Parent, Corp., First Lien Initial Term Loan	USD	1M US L + 3.50%	08/28/24	206,928	206,756
TNS, Inc., First Lien Initial Term Loan	USD	1M US L + 4.00%	08/14/22	247,212	248,757

See Notes to Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Transdigm, Inc., First Lien 2018 New Tranche F Term Loan	USD	1M US L + 2.50%	06/09/23	126,242	$125,868
Transdigm, Inc., First Lien New Tranche G Term Loan(b)	USD	1M US L + 2.50%	08/22/24	563,517	560,950
Travelport Finance S.à r.l., First Lien Initial Term Loan	USD	3M US L + 2.50%	03/17/25	210,250	209,790
Traverse Midstream Partners LLC, First Lien Advance Loan	USD	3M US L + 4.00%	09/27/24	46,471	46,569
TRC Companies, Inc., First Lien Initial Term Loan	USD	1M US L + 3.50%	06/21/24	323,743	322,934
Turbocombustor Technology, Inc., First Lien Initial Term Loan	USD	1M US L + 4.50%	12/02/20	681,643	652,674
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	06/23/24	1,190,596	1,189,108
Ultra Resources, Inc., First Lien Loan	USD	1M US L + 3.00%	04/12/24	250,000	231,125
Unitymedia Hessen GmbH & Co. KG, First Lien Facility C Loan	EUR	3M EUR L + 2.75%, 0.00% Floor	01/15/27	246,269	285,975
Virgin Media Bristol LLC, First Lien K Facility Loan	USD	1M US L + 2.50%	01/15/26	137,770	136,952
Weld North Education LLC, First Lien Initial Term Loan	USD	3M US L + 4.25%	02/15/25	123,448	124,065
Wheels Up Partners LLC, First Lien Class A Notes Loan	USD	3M US L + 6.50%	03/01/24	353,333	352,450
William Morris Endeavor Entertainment LLC, First Lien Term B-1 Loan	USD	2M US L + 2.75%	05/18/25	1,016,157	1,006,630
Windstream Services LLC, First Lien 2016 Tranche B-6 Term Loan(b)	USD	1M US L + 4.00%	03/29/21	728,272	692,314
Wink Holdco, Inc., First Lien Initial Term Loan	USD	1M US L + 3.00%	12/02/24	249,373	248,750
WireCo WorldGroup, Inc., First Lien Initial Term Loan	USD	1M US L + 5.00%	09/29/23	331,557	334,211
WP CPP Holdings LLC, First Lien Initial Term Loan	USD	3M US L + 3.75%	04/30/25	309,901	311,490

TOTAL BANK LOANS
(Cost $71,311,169)					71,109,897

CORPORATE BONDS (28.38%)(f)
1011778 BC ULC (New Red Finance, Inc.)(g)	USD	5.00%	10/15/25	383,000	364,310
Acadia Healthcare Co., Inc.	USD	5.63%	02/15/23	284,000	287,550
AECOM	USD	5.13%	03/15/27	650,000	614,250
Aptim Corp.(g)	USD	7.75%	06/15/25	481,000	392,015
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(g)	USD	6.00%	02/15/25	1,000,000	976,249
Ashtead Capital, Inc.(g)	USD	4.13%	08/15/25	269,000	252,188
Avolon Holdings Funding, Ltd.(g)	USD	5.50%	01/15/23	76,000	76,000
BBA US Holdings, Inc.(g)	USD	5.38%	05/01/26	57,000	57,357
Beacon Roofing Supply, Inc.(g)	USD	4.88%	11/01/25	250,000	232,500
BWAY Holding Co.(g)	USD	7.25%	04/15/25	375,000	366,563
BWX Technologies, Inc.(g)	USD	5.38%	07/15/26	323,000	327,845
California Resources Corp.(g)	USD	8.00%	12/15/22	125,000	114,063
CB Escrow Corp.(g)	USD	8.00%	10/15/25	314,000	294,375
CBS Radio, Inc.(g)	USD	7.25%	11/01/24	306,000	292,995
CCO Holdings LLC / CCO Holdings Capital Corp.(g)	USD	5.00%	02/01/28	596,000	548,320
CDK Global, Inc.	USD	4.88%	06/01/27	291,000	280,451
CDK Global, Inc.	USD	5.88%	06/15/26	116,000	118,755
Cequel Communications Holdings I LLC / Cequel Capital Corp.(g)	USD	7.50%	04/01/28	379,000	385,519
Chaparral Energy, Inc.(g)	USD	8.75%	07/15/23	291,000	293,728
Compass Minerals International, Inc.(g)	USD	4.88%	07/15/24	177,000	166,876
Comstock Resources, Inc.	USD	10.00% Cash or 12.25% PIK	03/15/20	250,000	262,500
Core & Main LP(g)	USD	6.13%	08/15/25	250,000	238,125
CPG Merger Sub LLC(g)	USD	8.00%	10/01/21	563,000	571,445

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	13

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
CSC Holdings LLC(g)	USD	5.38%	02/01/28	328,000	$304,220
Extraction Oil & Gas, Inc.(g)	USD	5.63%	02/01/26	496,000	475,570
Gates Global LLC / Gates Global Co.(g)	USD	6.00%	07/15/22	299,000	303,485
Genworth Holdings, Inc.	USD	4.80%	02/15/24	229,000	199,803
Genworth Holdings, Inc.	USD	4.90%	08/15/23	182,000	160,160
GTT Communications, Inc.(g)	USD	7.88%	12/31/24	750,000	746,250
Gulfport Energy Corp.	USD	6.38%	01/15/26	636,000	612,149
HCA, Inc.	USD	5.38%	02/01/25	797,000	786,798
Intelsat Jackson Holdings SA(g)	USD	9.50%	09/30/22	729,000	845,640
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(g)	USD	6.88%	02/15/19	695,000	695,869
Intrum AB(g)	EUR	3.13%	07/15/24	195,000	214,090
IRB Holding Corp.(g)	USD	6.75%	02/15/26	324,000	310,230
Iron Mountain, Inc.(g)	USD	5.25%	03/15/28	274,000	254,930
Jones Energy Holdings LLC / Jones Energy Finance Corp.	USD	6.75%	04/01/22	125,000	78,125
KAR Auction Services, Inc.(g)	USD	5.13%	06/01/25	103,000	98,623
Kronos Acquisition Holdings, Inc.(g)	USD	9.00%	08/15/23	553,000	499,083
Level 3 Financing, Inc.	USD	5.38%	01/15/24	660,000	648,450
Live Nation Entertainment, Inc.(g)	USD	4.88%	11/01/24	358,000	347,260
Mattel, Inc.(g)	USD	6.75%	12/31/25	375,000	366,094
Matterhorn Merger Sub LLC / Matterhorn Finance Sub, Inc.(g)	USD	8.50%	06/01/26	679,000	656,932
MEDNAX, Inc.(g)	USD	5.25%	12/01/23	500,000	491,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.(g)	USD	7.88%	10/01/22	500,000	485,000
Multi-Color Corp.(g)	USD	4.88%	11/01/25	610,000	569,588
Murray Energy Corp.(g)	USD	11.25%	04/15/21	512,000	304,640
Nabors Industries, Inc.(g)	USD	5.75%	02/01/25	122,000	115,595
National CineMedia LLC	USD	5.75%	08/15/26	802,000	735,834
Netflix, Inc.(g)	USD	5.88%	11/15/28	465,000	471,836
New Enterprise Stone & Lime Co., Inc.(g)	USD	6.25%	03/15/26	242,000	245,025
Park Aerospace Holdings, Ltd.(g)	USD	5.50%	02/15/24	1,000,000	989,790
Parsley Energy LLC / Parsley Finance Corp.(g)	USD	5.38%	01/15/25	760,000	758,099
Pioneer Holdings LLC / Pioneer Finance Corp.(g)	USD	9.00%	11/01/22	434,000	449,190
Pisces Midco Inc Pgem 8 04/15/26(g)	USD	8.00%	04/15/26	114,000	110,215
Post Holdings, Inc.(g)	USD	5.00%	08/15/26	250,000	233,750
Post Holdings, Inc.(g)	USD	5.75%	03/01/27	121,000	117,068
Prime Security Services Borrower LLC / Prime Finance, Inc.(g)	USD	9.25%	05/15/23	1,115,000	1,193,049
PVH Corp.(g)	EUR	3.13%	12/15/27	242,000	279,642
QEP Resources, Inc.	USD	5.63%	03/01/26	353,000	338,439
Radiate Holdco LLC / Radiate Finance, Inc.(g)	USD	6.63%	02/15/25	177,000	162,398
Radiate Holdco LLC / Radiate Finance, Inc.(g)	USD	6.88%	02/15/23	59,000	56,935
Radisson Hotel Holdings AB(g)	EUR	6.88%	07/15/23	619,000	719,059
Range Resources Corp.	USD	5.00%	03/15/23	500,000	488,250
RBS Global, Inc. / Rexnord LLC(g)	USD	4.88%	12/15/25	220,000	207,900
Resolute Energy Corp.	USD	8.50%	05/01/20	354,000	354,000
Sabre GLBL, Inc.(g)	USD	5.25%	11/15/23	250,000	252,808
Sabre GLBL, Inc.(g)	USD	5.38%	04/15/23	250,000	253,750
Sally Holdings LLC / Sally Capital, Inc.	USD	5.63%	12/01/25	250,000	231,875
SBA Communications Corp.	USD	4.88%	09/01/24	298,000	285,793
Scientific Games International, Inc.(g)	EUR	3.38%	02/15/26	127,000	141,508
Scientific Games International, Inc.(g)	USD	5.00%	10/15/25	70,000	66,850
Sirius XM Radio, Inc.(g)	USD	3.88%	08/01/22	76,000	73,720

See Notes to Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Sirius XM Radio, Inc.(g)	USD	5.00%	08/01/27	625,000	$585,937
SM Energy Co.	USD	5.00%	01/15/24	95,000	90,369
SM Energy Co.	USD	5.63%	06/01/25	625,000	606,250
Sophia LP / Sophia Finance, Inc.(g)	USD	9.00%	09/30/23	250,000	263,719
Sprint Corp.	USD	7.88%	09/15/23	365,000	379,372
SPX FLOW, Inc.(g)	USD	5.88%	08/15/26	250,000	248,750
SRC Energy, Inc.(g)	USD	6.25%	12/01/25	481,000	482,804
SRS Distribution, Inc.(g)	USD	8.25%	07/01/26	252,000	250,740
Summit Materials LLC / Summit Materials Finance Corp.(g)	USD	5.13%	06/01/25	119,000	112,158
Tesla, Inc.(g)	USD	5.30%	08/15/25	375,000	335,156
Titan Acquisition Ltd. / Titan Co-Borrower LLC(g)	USD	7.75%	04/15/26	536,000	501,160
T-Mobile USA, Inc.	USD	6.38%	03/01/25	1,125,000	1,169,999
T-Mobile USA, Inc.	USD	6.50%	01/15/26	250,000	258,050
Travelport Corporate Finance PLC(g)	USD	6.00%	03/15/26	316,000	319,160
TriMas Corp.(g)	USD	4.88%	10/15/25	184,000	175,145
Ultra Resources, Inc.(g)	USD	7.13%	04/15/25	237,000	167,678
United Continental Holdings, Inc.	USD	5.00%	02/01/24	682,000	659,835
ViaSat, Inc.(g)	USD	5.63%	09/15/25	220,000	207,900
W/S Packaging Holdings, Inc.(g)	USD	9.00%	04/15/23	500,000	507,500
Wabash National Corp.(g)	USD	5.50%	10/01/25	250,000	240,625
Wildhorse Resource Development Corp.(g)	USD	6.88%	02/01/25	201,000	206,025
Wind Tre SpA(g)	USD	5.00%	01/20/26	375,000	299,141
WMG Acquisition Corp.(g)	USD	5.50%	04/15/26	164,000	162,975
XPO Logistics, Inc.(g)	USD	6.50%	06/15/22	500,000	514,375
Zayo Group LLC / Zayo Capital, Inc.(g)	USD	5.75%	01/15/27	500,000	492,500
Zayo Group LLC / Zayo Capital, Inc.	USD	6.38%	05/15/25	500,000	511,250
TOTAL CORPORATE BONDS
(Cost $38,231,751)					37,049,169

CONVERTIBLE CORPORATE BONDS (0.18%)
Whiting Petroleum Corp.	USD	1.25%	04/01/20	245,000	234,448
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $231,141)					234,448

COLLATERALIZED LOAN OBLIGATIONS (8.28%)
DEBT (2.38%)
Atrium, Series 2017-12A(a)(g)	USD	3M US L + 0.83%	04/22/27	300,000	299,540
Carlyle Global Market Strategies, Ltd., Series 2014- 3RA(a)(g)	USD	3M US L + 1.05%	07/27/31	500,000	500,491
Dryden, Ltd., Series 2017-53A(a)(g)	USD	3M US L + 1.12%	01/15/31	250,000	250,475
Dryden, Ltd., Series 2018-58A(a)(b)(g)	USD	L + 0.50%	07/17/31	12,500	10,348
Dryden, Ltd., Series 2018-58A(a)(b)(g)	USD	L + 1.00%	07/17/31	500,000	500,000
Madison Park Funding, Ltd., Series 2018-30A(a)(g)	USD	3M US L + 0.75%	04/15/29	300,000	297,080
Magnetite, Ltd., Series 2018-15A(a)(g)	USD	3M US L + 1.01%	07/25/31	250,000	250,000
Sound Point CLO, Ltd., Series 2017-3A(a)(g)	USD	3M US L + 6.50%	10/20/30	500,000	514,079
THL Credit Wind River, Series 2014-1A(a)(g)	USD	3M US L + 1.05%	07/18/31	500,000	500,465
					3,122,478
EQUITY (5.90%)(h)
CARLYLE US CLO 2017-5, Ltd., Series 2017-5A(g)	USD	17.13%	01/20/30	700,000	718,845
CIFC Funding 2018-II, Ltd., Series 2018-2A(g)	USD	18.00%	04/20/31	300,000	266,722
CIFC Funding, Ltd., Series 2018-1A(g)	USD	14.98%	04/18/31	200,000	202,514
Dryden, Ltd., Series 2014-31X(d)(g)(i)	USD	0.00%	04/18/26	600,000	23,536
Dryden, Ltd., Series 2018-64A(g)	USD	19.05%	04/18/31	900,000	784,606

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	15

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

Description	Currency	Rate	Maturity Date	Principal Amount	Value (Note 2)
Madison Park Funding, Ltd., Series 2017-26A(g)	USD	15.21%	07/29/47	500,000	$380,882
Midocean Credit CLO, Ltd., Series 2018-8A(g)	USD	33.68%	02/20/31	300,000	272,722
Octagon Investment Partners 37, Ltd., Series 2018- 2A(g)(j)	USD	TBD	07/25/30	1,000,000	910,000
OZLM XIX, Ltd., Series 2017-19A(g)	USD	16.60%	11/22/30	1,100,000	951,177
Sound Point CLO, Ltd., Series 2018-2A(g)	USD	17.64%	07/26/31	500,000	453,623
Sound Point CLO, Ltd., Series 2017-3A(g)	USD	17.85%	10/20/30	600,000	621,092
Venture CDO, Ltd., Series 2017-30A(g)	USD	18.03%	01/15/31	600,000	540,029
Venture CDO, Ltd., Series 2017-28A(g)	USD	19.53%	10/20/29	200,000	179,909
Vibrant CIO VIII, Ltd., Series 2018-8A(g)	USD	15.84%	01/20/31	500,000	492,674
Voya, Ltd., Series 2017-1A(g)	USD	10.70%	04/17/30	505,000	383,770
Voya, Ltd., Series 2018-1A(g)	USD	16.58%	04/19/31	500,000	501,420
					7,683,521
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $10,702,968)					10,805,999

		Shares
COMMON STOCKS (0.20%)
Toshiba Corp.(k)	JPY	85,720	257,822
TOTAL COMMON STOCKS
(Cost $249,264)			257,822

		Expiration Date	Shares	Value (Note 2)
WARRANTS (0.01%)
Deep Gulf Energy II, LLC(d)(k)(l)	USD	12/31/25	33	19,472

TOTAL WARRANTS
(Cost $-)				19,472

TOTAL INVESTMENTS (91.52%)
(Cost $120,726,293)				$119,476,807

Other Assets In Excess Of Liabilities (8.48%)				11,066,549
NET ASSETS (100.00%)				$130,543,356

Libor Rates:

1M US L - 1 Month US LIBOR as of June 30, 2018 was 2.09%

2M US L - 2 Month US LIBOR as of June 30, 2018 was 2.17%

3M US L - 3 Month US LIBOR as of June 30, 2018 was 2.34%

6M US L - 6 Month US LIBOR as of June 30, 2018 was 2.50%

3M EUR L - 3 Month EURIBOR as of June 30, 2018 was -0.36%

6M EUR L - 6 Month EURIBOR as of June 30, 2018 was -0.32%

1M GBP L - 1 Month GBP LIBOR as of June 30, 2018 was 0.50%

3M GBP L - 3 Month GBP LIBOR as of June 30, 2018 was 0.67%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	All or a portion of this position has not settled as of June 30, 2018. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate ("LIBOR" or "L") or Euro Interbank Offered Rate (“EURIBOR” or “EUR L”); the Fund will not accrue interest until the settlement date, at which point LIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.

See Notes to Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2018 (Unaudited)

(c)	A portion of this position or the entire position was not funded as of June 30, 2018. The Fund had approximately $562,237 in unfunded commitments pursuant to Delayed Draw Term Loan facility and unused Revolver capacity. The Schedule of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.
(d)	This investment is classified as a level 3 asset, and such classification was a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	43.71% of the total coupon was PIK and 56.29% was cash.
(f)	Fixed rate security.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the aggregate market value of those securities was $37,696,861, representing 28.88% of net assets.
(h)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Fund's CLO equity positions are updated at least once a year, either on the anniversary of the formation of a CLO investment that the Fund holds in its portfolio or on a transaction such as a partial sale, add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.
(i)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of June 30, 2018 the aggregate market value of those securities was $23,536 representing 0.02% of net assets.
(j)	Position is fully unsettled and therefore estimated yield has not been calculated.
(k)	Non-income producing security.
(l)	Security is wholly owned by a single member special purpose vehicle.

Common Abbreviations:

EURIBOR - Euro InterBank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnerships

PIK - Payment in Kind

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Buy/Sale Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value(USD)	Unrealized Appreciation/ (Depreciation)
BNY Mellon	USD/GBP	1,180,000	Sale	07/20/2018	$1,558,553	$628
FXC	USD/JPY	28,520,000	Sale	07/20/2018	257,899	1,384
						$2,012

BNY Mellon	USD/EUR	2,520,000	Sale	07/20/2018	$2,946,606	$(20,760)
						$(20,760)

*	The contracted amount is stated in the foreign currency in which the security is denominated.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	17

Griffin Institutional Access Credit Fund	Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

ASSETS
Investments, at value (Cost $120,726,293)	$119,476,807
Cash	15,072,090
Foreign currency, at value (Cost $634,534)	634,565
Unrealized appreciation on forward foreign currency contracts	2,012
Receivable for investments sold	4,130,100
Receivable for shares sold	1,877,720
Dividends and interest receivable	855,166
Receivable due from Adviser (Note 4)	301,143
Prepaid expenses and other assets	68,232
Total Assets	142,417,835
LIABILITIES
Payable for investments purchased	9,619,992
Shareholder servicing fees payable (Note 4)	11,945
Unrealized depreciation on forward foreign currency contracts	20,760
Investment advisory fees payable (Note 4)	189,822
Administration fees payable (Note 4)	42,121
Transfer agency fees payable (Note 4)	46,218
Distribution fees payable (Note 4)	12,340
Payable for distributions	1,823,229
Chief compliance officer fees payable (Note 4)	6,026
Trustees' fees payable (Note 4)	10,438
Legal fees payable	37,106
Audit and tax fees payable	30,857
Custody fees payable	17,164
Accrued expenses and other liabilities	6,461
Total Liabilities	11,874,479
NET ASSETS	$130,543,356
NET ASSETS CONSIST OF
Paid-in capital	$131,764,565
Accumulated net investment loss	(34,619)
Accumulated net realized gain	41,011
Net unrealized depreciation	(1,227,601)
NET ASSETS	$130,543,356

See Notes to Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

PRICING OF SHARES
Class A:
Net asset value	$24.92
Net assets	$20,427,253
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	819,641
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.44
Class C:
Net asset value and offering	$24.92
Net assets	$10,235,097
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	410,652
Class I:
Net asset value and offering	$24.92
Net assets	$69,142,238
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,774,023
Class L:
Net asset value	$24.92
Net assets	$657,351
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	26,377
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$26.03
Class F:
Net asset value and offering	$24.93
Net assets	$30,081,417
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,206,711

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	19

Griffin Institutional Access Credit Fund	Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)
INVESTMENT INCOME
Interest (net of foreign withholding tax of $3,223)	$3,262,424
Total Investment Income	3,262,424

EXPENSES
Investment advisory fees (Note 4)	1,031,585
Administrative fees (Note 4)	122,258
Transfer Agency fees (Note 4)	90,236
Shareholder servicing fees:
Class A	23,499
Class C	10,129
Class L	4
Distribution fees:
Class C	30,388
Class L	676
Legal fees	67,739
Audit and tax fees	65,019
Reports to shareholders and printing fees	29,275
State registration fees	20,109
Insurance fees	26,151
Custody fees	15,662
Chief compliance officer fees (Note 4)	62,572
Offering cost (Note 2)	83,178
Trustees' fees (Note 4)	43,316
Other expenses	7,891
Total Expenses	1,729,687
Less: Fees waived/expenses reimbursed by Adviser (Note 4)	(1,729,687)
Net Expenses	–
Net Investment Income	3,262,424
Net realized loss on investments	(152,094)
Net realized gain on forward foreign currency transactions	206,344
Net realized loss on foreign currency translation	(12,665)
Net realized gain	41,585
Net change in unrealized appreciation/(depreciation) on investments	(1,663,471)
Net change in unrealized appreciation/(depreciation) on forward foreign currency transactions	(6,047)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	44,526
Net change in unrealized depreciation	(1,624,992)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,583,407)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,679,017

See Notes to Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
OPERATIONS:
Net investment income	$3,262,424	$1,567,613
Net realized gain on investments	41,585	37,736
Net change in unrealized appreciation/(depreciation) on investments	(1,624,992)	397,391
Net Increase in Net Assets Resulting from Operations	1,679,017	2,002,740
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(523,275)	(195,865)
Class C
From net investment income	(246,192)	(104,149)
Class I
From net investment income	(1,610,452)	(729,549)
Class L(a)
From net investment income	(16,297)	(7,568)
Class F(b)
From net investment income	(974,494)	(436,978)
Total Distributions to Shareholders	(3,370,710)	(1,474,109)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	6,664,136	14,979,001
Distributions reinvested	232,157	100,857
Shares redeemed	(733,317)	(36,689)
Transferred out	(49,799)	(507,511)
Class C
Shares sold	3,602,793	7,102,320
Distributions reinvested	141,205	61,626
Shares redeemed	(61,927)	–
Transferred out	–	(506,599)
Class I
Shares sold	29,345,840	42,883,835
Distributions reinvested	761,445	442,561
Shares redeemed	(2,794,374)	(916,892)
Transferred in	49,799	–
Class L(a)
Shares sold	129,262	4,334
Distributions reinvested	16,081	7,416
Transferred in	–	506,599
Class F(b)
Shares sold	4,959	38,863,613
Distributions reinvested	145,380	24,326
Shares redeemed	(7,846,861)	(1,416,669)
Transferred in	–	507,511
Net Increase in Net Assets Derived from Beneficial Interest Transactions	29,606,779	102,099,639
Net increase in net assets	27,915,086	102,628,270
NET ASSETS:
Beginning of period	102,628,270	–
End of period *	$130,543,356	$102,628,270
*Including accumulated net investment income/(loss) of:	$(34,619)	$73,667

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	21

Griffin Institutional Access Credit Fund	Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	576,344	–
Shares sold	265,169	593,898
Distributions reinvested	9,294	3,994
Shares redeemed	(29,174)	(1,449)
Transferred out	(1,992)	(20,099)
Net increase in shares outstanding	243,297	576,344
Ending shares	819,641	576,344
Class C
Beginning shares	264,046	–
Shares sold	143,423	281,702
Distributions reinvested	5,654	2,440
Shares redeemed	(2,471)	–
Transferred out	–	(20,096)
Net increase in shares outstanding	146,606	264,046
Ending shares	410,652	264,046
Class I
Beginning shares	1,683,407	–
Shares sold	1,169,061	1,702,079
Distributions reinvested	30,486	17,528
Shares redeemed	(110,923)	(36,200)
Transferred in	1,992	–
Net increase in shares outstanding	1,090,616	1,683,407
Ending shares	2,774,023	1,683,407
Class L(a)
Beginning shares	20,563	–
Shares sold	5,170	172
Distributions reinvested	644	293
Transferred in	–	20,098
Net increase in shares outstanding	5,814	20,563
Ending shares	26,377	20,563
Class F(b)
Beginning shares	1,511,761	–
Shares sold	197	1,546,583
Distributions reinvested	5,819	963
Shares redeemed	(311,066)	(55,884)
Transferred in	–	20,099
Net increase/(decrease) in shares outstanding	(305,050)	1,511,761
Ending shares	1,206,711	1,511,761

(a)	The Fund's Class L shares commenced operations on September 5, 2017.

(b)	The Fund's Class F shares commenced operations on September 25, 2017.

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,679,017
Purchase of investments	(68,962,172)
Proceeds from sales	44,050,112
Net realized loss on investments	152,094
Net change in unrealized depreciation on investments	1,663,471
Net change in unrealized depreciation on forward foreign currency contracts	6,047
Discount and premiums amortized	149,566
(Increase)/Decrease in Assets:
Dividends and interest receivable	(98,841)
Receivable due from adviser	7,144
Prepaid offering costs	83,178
Prepaid expenses and other assets	(57,306)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	4,564
Investment advisory fees payable	34,990
Administrative fees payable	8,162
Transfer agency fees payable	19,411
Distribution fees payable	8,196
Chief compliance officer fees payable	(2,956)
Trustees' fees payable	(4,966)
Legal fees payable	(4,258)
Audit and tax fees payable	(79,041)
Custody fees payable	(2)
Insurance fees payable	(7,653)
Accrued expenses and other liabilities	1,295
Net cash provided by operating activities	(21,349,948)

Cash Flows from Financing Activities:
Proceeds from shares sold	39,272,846
Payment on shares redeemed	(11,436,479)
Cash distributions paid	(1,247,606)
Net cash provided by financing activities	26,588,761

Effect of exchange rates on cash	(88)

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	5,238,725

Cash and foreign currency, beginning of period	$10,467,930
Cash and foreign currency, end of period	$15,706,655

Non-cash financing Activities not included herein consist of reinvestment of distributions of:	1,296,268

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	23

Griffin Institutional Access Credit Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73		0.92
Net realized and unrealized gain/(loss)	(0.36)		0.16
Total from investment operations	0.37		1.08

DISTRIBUTIONS:
From net investment income(b)	(0.75)		(0.78)
Total distributions	(0.75)		(0.78)

Net increase/(decrease) in net asset value	(0.38)		0.30
Net asset value, end of period	$24.92		$25.30
TOTAL RETURN(c)	1.49%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,427		$14,581
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.26	%(d)	5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.83	%(d)	4.86	%(d)

Portfolio turnover rate(g)	44%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	The gross expense ratio included non-recurring organizational costs.

(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73		0.91
Net realized and unrealized gain/(loss)	(0.36)		0.17
Total from investment operations	0.37		1.08

DISTRIBUTIONS:
From net investment income(b)	(0.75)		(0.78)
Total distributions	(0.75)		(0.78)

Net increase/(decrease) in net asset value	(0.38)		0.30
Net asset value, end of period	$24.92		$25.30
TOTAL RETURN(c)	1.49%		4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,235		$6,681
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.97	%(d)	6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.84	%(d)	4.83	%(d)

Portfolio turnover rate(g)	44%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.

(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	25

Griffin Institutional Access Credit Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73		0.90
Net realized and unrealized gain/(loss)	(0.35)		0.19
Total from investment operations	0.38		1.09

DISTRIBUTIONS:
From net investment income(b)	(0.76)		(0.79)
Total distributions	(0.76)		(0.79)

Net increase/(decrease) in net asset value	(0.38)		0.30
Net asset value, end of period	$24.92		$25.30
TOTAL RETURN(c)	1.50%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$69,142		$42,593
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.97	%(d)	5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.83	%(d)	4.78	%(d)

Portfolio turnover rate(g)	44%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

(e)	The gross expense ratio included non-recurring organizational costs.

(f)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Period September 5, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73		0.40
Net realized and unrealized gain/(loss)	(0.36)		0.06
Total from investment operations	0.37		0.46

DISTRIBUTIONS:
From net investment income(b)	(0.75)		(0.37)
Total distributions	(0.75)		(0.37)

Net increase/(decrease) in net asset value	(0.38)		0.09
Net asset value, end of period	$24.92		$25.30
TOTAL RETURN(c)	1.48%		1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$657		$520
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.23	%(d)	4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)	0	%(e)
Ratio of net investment income to average net assets	5.79	%(d)	4.88	%(d)

Portfolio turnover rate(f)	44%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018	27

Griffin Institutional Access Credit Fund – Class F	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Six Months Ended June 30, 2018 (Unaudited)		For the Period September 25, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of period	$25.30		$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.72		0.32
Net realized and unrealized gain/(loss)	(0.34)		0.03
Total from investment operations	0.38		0.35

DISTRIBUTIONS:
From net investment income(b)	(0.75)		(0.30)
Total distributions	(0.75)		(0.30)

Net increase/(decrease) in net asset value	(0.37)		0.05
Net asset value, end of period	$24.93		$25.30
TOTAL RETURN(c)	1.52%		1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$30,081		$38,254
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.00	%(d)	3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)	0	%(e)
Ratio of net investment income to average net assets	5.74	%(d)	4.85	%(d)

Portfolio turnover rate(f)	44%		48%

(a)	Calculated using the average shares method.

(b)	Distributions are based on a daily accrual of net investment income, which will vary based on investment yields and daily shares outstanding.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

(e)	The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund's operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s SEC registered investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP, (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S high yield securities, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations and collateralized loan obligations.

The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value.

Effective September 29, 2017 Griffin Capital BDC Corp., formerly known as Griffin-Benefit Street Partners BDC Corp. (the “BDC”) transferred all of its assets to the Fund, in exchange for Class F shares of the Fund and the Fund assumed all of the liabilities of the BDC. Class F shares are available to investors who were stockholders of the BDC at the time of the reorganization of the BDC into the Fund. Class F shares are not otherwise available or being offered to the general public. The Reorganization (the “Reorganization”) was accomplished on a Tax-free basis under applicable provisions of the Internal Revenue Code.

The Fund currently offers Class A, Class C, Class I and Class L. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F Shares commenced operations on September 25, 2017 and were offered in conjunction with the reorganization and merger of Griffin Capital BDC Corp. Class F shares are no longer offered. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C and Class I shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – In accordance with ASC Topic 820 - Fair Value Measurement and Disclosures, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees (the “Trustees”). The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. In determining the fair value of a security for which there are no readily available market quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The Adviser and Sub-Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

Semi-Annual Report | June 30, 2018	29

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“the “NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Readily marketable portfolio securities listed on the NYSE are valued at the last sale price as of the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day as determined by a third-party pricing service. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Pricing Committee shall determine in good faith to reflect its fair market value. The Adviser and Sub-Adviser have engaged independent third-party valuation specialists to assist the Fair Value Pricing Committee in valuing such securities in certain circumstances.

The Adviser will provide the Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Trustees will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$66,490,691	$4,619,206	$71,109,897
Corporate Bonds	–	37,049,169	–	37,049,169
Collateralized Loan Obligations	–	10,782,463	23,536	10,805,999
Convertible Corporate Bonds	–	234,448	–	234,448
Common Stocks	257,822	–	–	257,822
Warrants	–	–	19,472	19,472
Total	$257,822	$114,556,771	$4,662,214	$119,476,807
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$2,012	$–	$2,012
Liabilities:
Forward Foreign Currency Contracts	–	(20,760)	–	(20,760)
Total	$–	$(18,748)	$–	$(18,748)

*	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract's value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of December 31, 2017	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2018	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2018
Bank Loans	$2,357,991	$3,127	$45,416	$(25,490)	$4,545,323	$(2,307,161)	$–	$–	$4,619,206	$(22,949)
Warrants	4,000	–	–	15,472	–	–	–	–	19,472	15,472
Collateralized
Loan
Obligations	–	(205,718)	–	(4,746)	234,000	–	–	–	23,536	(4,746)
	$2,361,991	$(202,591)	$45,416	$(14,764)	$4,779,323	$(2,356,265)	$–	$–	$4,662,214	$(12,223)

Semi-Annual Report | June 30, 2018	31

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)(i)	Valuation Technique	Unobservable Inputs(a)	Minimum	Maximum	Weighted Average
Bank Loans	$102,256	Market Comparable Companies	Comparative Yield	21.00%	22.00%	21.50%
Warrants	19,472	Enterprise Value	PV-10 Multiple	1.50	1.60	1.55
Collateralized Loan Obligations	23,536	NAV/Liquidation	NA	NA	NA	NA

(i)	Level 3 investments total $4,662,214, which includes $4,516,950 of Bank Loans acquired during the quarter ended June 30, 2018 that were held at cost on the statement of investments.
(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Comparative Yield	Decrease	Increase
PV-10 Multiple	Increase	Decrease

The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Market Comparable Companies is a valuation technique used to evaluate the value of a company using the metrics of other businesses of similar size in the same industry.

Enterprise Value is a technique used to measure a company's market value. It is calculated by summing the enterprise's market capitalization, preferred stock, and debt and then subtracting cash and cash equivalents.

NAV/Liquidation Value is when the fair value of an investment is determined by the net asset value per share without adjustment or where the determination of fair value is determined by liquidation value without adjustment.

It is the Fund’s policy to hold new investments not valued by an independent pricing service at cost until quarter-end following the original trade date. Thereafter, the Fair Value Pricing Committee shall meet as soon as practicable to determine the appropriate methodology to value the investment. The Adviser and Sub-Adviser have engaged independent third-party valuation specialists to assist in valuing such investments. The Fair Value Pricing Committee will meet if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between levels during the period.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended June 30, 2018, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At June 30, 2018, the Fund had $562,237 in unfunded loan commitments.

Discounts and Premiums – Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Offering Costs – Offering costs incurred by the Fund of $323,380 were treated as deferred charges until operations commenced and were amortized over a 12-month period using straight line method.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Semi-Annual Report | June 30, 2018	33

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the period ended June 30, 2018 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts on the Statements of Assets and Liabilities as of June 30, 2018:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$2,012	Unrealized depreciation on forward foreign currency contracts	$(20,760)
Total		$2,012		$(20,760)

Forward foreign currency contracts average notional value during the period ended June 30, 2018 is $20,405,000.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

The effect of forward foreign currency contracts on the Statements of Operations for the period ended June 30, 2018:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$206,344	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(6,047)
Total		$206,344		$(6,047)

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until April 30, 2019, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has waived or absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived.

During the period ended June 30, 2018, the fee waiver was as follows:

Fees Waived/Reimbursed By Advisor
Griffin Institutional Access Credit Fund	$(1,729,687)

Sub-advisory services are provided to the Fund pursuant to an agreement between the Fund, Adviser and Sub-Adviser. Under the terms of the investment sub-advisory agreement, the Adviser compensates the Sub-Adviser based the Fund’s average daily net assets.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Semi-Annual Report | June 30, 2018	35

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Compliance Services

Ryan Del Giudice serves as the Chief Compliance Officer to the Fund. Cipperman Compliance Services, LLC provides various compliance services to the Fund pursuant to a consulting agreement between Cipperman Compliance Services LLC and the Fund.

Distributor

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares and Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% and 0.25% of the Fund’s average daily net assets attributable to Class C shares and Class L shares, respectively, payable on a quarterly basis. For the period ended June 30, 2018, Class C shares and Class L shares incurred distribution fees of $30,388 and $676. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the period ended June 30, 2018, Class A, Class C and Class L shares incurred shareholder servicing fees of $23,499, $10,129 and $4, respectively. Class I and Class F shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

Officer and Trustee Compensation

Each Trustee who is not affiliated with the Fund or Adviser receives $5,000 per quarterly and special in-person meetings and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending meetings. The chair of the Audit Committee receives an additional $10,000 annually. None of the executive officers receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended June 30, 2018 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Credit Fund	$72,204,070	$46,613,949

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

For the period ended December 31, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Griffin Institutional Access Credit Fund	$58,147	$(19,837)	$(38,310)

The tax character of distributions paid for the period ended December 31, 2017 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2017	$1,474,109	$–	$–

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

As of June 30, 2018, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Credit Fund	$737,307	$(2,009,967)	$(1,272,660)	$120,681,646

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the period ended June 30, 2018, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. With regard to the Repurchase Pricing Date on February 5, 2018, the Trustees increased the number of shares available for repurchase by the Fund. With regard to each of the quarterly repurchase offers for the period ended June 30, 2018, all repurchase requests received by the Fund were fully honored. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 27, 2017	March 30, 2018
Repurchase Request Deadline	February 5, 2018	May 2, 2018
Repurchase Pricing Date	February 5, 2018	May 2, 2018
Amount Repurchased	$7,857,065	$3,579,413
Shares Repurchased	310,679	142,955

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Debt Securities Risk When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity

Semi-Annual Report | June 30, 2018	37

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Bank Loans Risk The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

Structured Products Risk The Fund may invest in Collateralized Debt Obligations (“CDOs”) and other structured products, consisting of Collateralized Bond Obligations, Collateralized Loan Obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Direct Lending Risk To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

CLO Risk In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes. See “Tax Status” in the Fund’s SAI.

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Mezzanine Securities Risk Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investmentgrade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Credit Risk There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Medium and Small Capitalization Company Risk Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Semi-Annual Report | June 30, 2018	39

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

9. ACCOUNTING PRONOUNCEMENTS

In November 2016, the FASB issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. The Funds’ adoption of this guidance, effective with the financial statements prepared as of June 30, 2018, is reflected in the Statement of Cash Flows and had no effect on the Funds’ net assets or results of operations.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on August 03, 2018, which resulted in 335,619 Fund shares being repurchased for $8,396,285.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

40	1.888.926.2688 www.griffincapital.com

Griffin Institutional Access Credit Fund	Additional Information

June 30, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC’s website at https://www.sec.gov. The Fund’s Form N-Q may also be reviewed and co pied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | June 30, 2018	41

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

© 2018 Griffin Institutional Access Credit Fund. All rights reserved.

GCC000247 | Exp. 08.31.19

GIACX-BD4560 (0818)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	September 5, 2018

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	September 5, 2018